                                 EXHIBIT 10.3(g)

                                      FORM
                                       OF
                    SALARY DEFERRAL AGREEMENT BY AND BETWEEN
                   THE CORPORATION AND ITS EXECUTIVE OFFICERS




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                                 EXHIBIT 10.3(g)

                                      FORM
                                       OF
                    SALARY DEFERRAL AGREEMENT BY AND BETWEEN
                   THE CORPORATION AND ITS EXECUTIVE OFFICERS


                            SALARY DEFERRAL AGREEMENT


     THIS AGREEMENT, dated as of ____, 1996, between First American Corporation (the "Company") and __________, (the "Executive").

                                   WITNESSETH:

     WHEREAS, the Executive is serving as an executive of the Company at an annual rate of $_____ as of December 31 1996; and

     WHEREAS, the Executive and the Company desire to enter into an agreement with respect to the deferred payment of a portion of the Executive's salary upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Company and the Executive hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     When used in this Agreement, the following words and phrases have the indicated meanings:

1.1 "Common Stock" means the $5.00 par value common stock of First American Corporation.

1.2 "Deferrable Compensation" means all compensation payable to Executive for services.

1.3 "Deferred Compensation Account" means the account established by the Company for each Executive for compensation deferred pursuant to this Agreement which bears interest as described in Article 3 below. The maintenance of individual Deferred Compensation Accounts is for bookkeeping purposes only.

1.4 "Deferred Compensation Election Form" means the form by which eligible Executives elect to have a portion of their salary deferred pursuant to this Agreement.

1.5 "Market Value" means the closing price of the shares of Common Stock on the National Association of Securities Dealers Automated Quotation System (NASDAQ) on the day on


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         which such value is to be determined or, if no such shares were traded on such day, on the next preceding day on which such shares were traded; provided, however, that if at any relevant time the shares of Common Stock are not traded on the NASDAQ, then "Market Value" shall be determined by reference to the closing "asked" price of the shares in the over-the-counter market as reported by any other national exchange or quotation service.

1.6 "Stock Account" means the account established by the Company for each Executive, the performance of which shall be measured by reference to the Market Value of Common Stock. The maintenance of individual Stock Accounts is for bookkeeping purposes only.

1.7      "Valuation Date" means each business day.

                                   ARTICLE II.
                               AMOUNT OF DEFERRAL

     $_____ of the Executive's 1997 annual salary will be deferred by the Company, in equal installments, from the semi-monthly salary payments paid to the Executive during such year. The deferred salary is subject to FICA tax at the time the salary payments are made. However, the Executive and the Company agree that the FICA tax will be paid out of the remaining non-deferred balance, if any, of the Executive's semi-monthly salary payments or, if the remaining non-deferred balance is not sufficient to pay the FICA tax, by the Executive's personal check payable to the Company and delivered to the Payroll Department of the Company. Such deferred salary plus interest computed and accrued as set forth in Articles 3 and 4 hereof, (the "Deferred Compensation") will be payable to the Executive, the Executive's designated beneficiary, or the Executive's estate as set forth in Articles 5, 7, and 8 of this Agreement.

                                  ARTICLE III.
                   ELECTION FORM AND HYPOTHETICAL INVESTMENTS

3.1 Election Form. Executive must make a valid election by executing and filing with the Human Resources Committee a Deferred Compensation Election Form stating the amount of the Deferable Compensation to be credited to the Executive's Deferred Compensation Account and Stock Account, respectively.

3.2 Deferred Compensation Account. Interest will be credited to the Executive's Deferred Compensation Account on December 31 of each year. Interest will accrue at a rate equal to that earned on one-year treasury notes of the U. S. Government determined as of the prior December 31. Interest will accrue on the average daily balance of the Executive's account beginning with the date on which the deferred compensation or accrued interest is credited to the Executive's account and ending with the date on which the deferred compensation or accrued interest is actually paid. The Executive may elect payment of the account balance either in installments or in a lump sum. Installment payments will be computed by dividing the combined total of deferred compensation and credited interest, as of the prior year-end, by the number of installments remaining. Lump-sum and final installment payments will include principal and interest credited to the Executive's account as of the prior year-end and


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         all interest accrued subsequently in the year of payment.

3.3 Stock Account. Amounts in an Executive's Stock Account are hypothetically invested in units of Common Stock. Amounts deferred into a Stock Account are recorded as units of Common Stock, and fractions thereof, with one unit equating to a single share of Common Stock. Thus, the value of one unit shall be the Market Value of a single share of Common Stock. The use of units is merely a bookkeeping convenience; the units are not actual shares of Common Stock. The Company will not reserve or otherwise set aside any Common Stock for or to any Stock Account.

                                   ARTICLE IV
                        INVESTMENTS IN THE STOCK ACCOUNT

4.1 Election Into the Stock Account. If an an Executive elects to defer compensation into his or her Stock Account, the amount so deferred shall be credited to his or her Stock Account, as of the date such amounts are otherwise payable. Executive's Stock Account shall be credited with that number of units of Common Stock, and fractions thereof, obtained by dividing the dollar amount to be deferred into the Stock Account by the Market Value of the Common Stock as of such date.

4.2 Dividend Equivalents. Effective as of the payment date for each cash dividend on the Common Stock, the Stock Account of each Executive who had a balance in his or her Stock Account on the record date for such dividend shall be credited with a number of units of Common Stock, and fractions thereof, obtained by dividing (i) the aggregate dollar amount of such cash dividend payable in respect of such Executive's Stock Account (determined by multiplying the dollar value of the dividend paid upon a single share of Common Stock by the number of units of Common Stock held in the Executive's Stock Account on the record date for such dividend) by (ii) the Market Value of the Common Stock on the payment date for such cash dividend.

4.3 Stock Dividends. Effective as of the payment date for each stock dividend on the Common Stock, additional units of Common Stock shall be credited to the Stock Account of each Executive who had a balance in his or her Stock Account on the record date for such dividend. The number of units that shall be credited to the Stock Account of such an Executive shall equal the number of shares of Common Stock, and fractions thereof, which the Executive would have received as stock dividends had he or she been the owner on the record date for such stock dividend of the number of shares of Common Stock equal to the number of units credited to his or her Stock Account on such record date.

4.4 Adjustment. If, as a result of a reclassification, recapitalization, merger, reorganization, or other change in the Company's structure affecting the Common Stock, the outstanding shares of Common Stock shall be changed into a greater number or smaller number of shares, the number of units credited to an Executive's Stock Account shall be appropriately adjusted on the same basis.



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4.5      Distributions. Amounts in respect of units of Common Stock shall be distributed in cash. The number of units to be distributed from an Executive's Stock Account shall be valued by multiplying the number of such units by the Market Value of the Common Stock as of the Valuation Date immediately preceding the date such distribution is to occur.

4.6 Responsibility for Investment Choices. Each Executive is solely responsible for any decision to defer compensation into his or her Stock Account and accepts all investment risks entailed by such decision, including the risk of loss and a decrease in the value of the amounts he or she elects to defer into his or her Stock Account.

4.7 Liquidation of Stock Account. Upon the date that an Executive's Stock Account is terminated pursuant to Section 5 hereof, the entire balance, if any, of the Executive's Stock Account shall automatically be transferred to his or her Deferred Compensation Account. For purposes of valuing the units of Common Stock subject to such a transfer, the approach described in Section 4.5 shall be used.

                                    ARTICLE V
                        PAYMENT OF DEFERRED COMPENSATION

 5.1 Payment. Deferred Compensation will be paid to the Executive following the first to occur of the listed events and in accordance with the method of payment and commencement date selected by the Executive on the attached Exhibit A which is made a part of this Agreement.

5.2 Change in Control. Notwithstanding the foregoing, the Company will pay the Executive the Deferred Compensation in a lump sum as soon as practicable but within 30 days after termination of employment if there is a Change in Control or Potential Change in Control of the Company as defined in the 1991 Employee Stock Incentive Plan and, within two (2) years after such Change in Control or Potential Change in Control has occurred, the Executive's employment is terminated:

     (a) involuntarily, other than an involuntary termination for cause or other than occurring as the result of death or disability, or

     (b) voluntarily, following:

         (i) any reduction in the Executive's (a) base salary from the level immediately preceding the Change in Control or Potential Change in Control, or (b) annual bonus opportunity available immediately preceding the Change in Control or Potential Change in Control, or

         (ii) any relocation to which the Executive has not agreed to an office of the Company more than thirty-five (35) miles from the office where Executive was located at the time of any Change in Control or Potential Change in Control or any increase in Executive's required travel amounting to a constructive relocation, or


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         (iii)    any material reduction in the level of responsibility,
                  position (including status, office, title, reporting relationships or working conditions), authority or duties of Executive in existence immediately preceding the Change in Control or Potential Change in Control or any assignment to Executive of duties inconsistent in any material respect with the highest level of Executive's position, authority, responsibilities or status as in effect during the six (6) months immediately preceding the Change in Control or Potential Change in Control without the prior written consent of Executive, or

         (iv) any material reduction in the aggregate fringe benefits and perquisites available to Executive immediately preceding the Change in Control or Potential Change in Control not offset by salary or annual bonus increases, or

     (c) voluntarily if, following a Change in Control or Potential Change in Control, any successor or acquiror of Company either announces that it will not honor or cause the Company to honor the terms of this Agreement or, at any time, fails to confirm in writing to the Executive within fifteen (15) business days of a request by Executive that it will honor and will cause the Company to honor the terms of this Agreement.

5.3 Termination for Cause. For purposes hereof, a termination will be considered to be "for cause" if it occurs in conjunction with a determination by the Company that Employee has committed an act of gross negligence or willful misconduct materially injurious to the Company, gross dereliction of duties after notice to Employee and failure to correct the deficiencies within a period of thirty (30) days, or fraud in his or her capacity as an employee of the Company or a subsidiary thereof. For purposes of this Agreement, disability will be considered to have the same meaning as that provided in the Company's long-term disability plan for provision of long-term disability benefits. In the event that the Company takes the position that a termination has occurred "for cause," it will so notify Employee in writing at the time of such termination.

5.4 Effective Date; Continuous Employment. The Executive should notify Human Resources immediately upon the occurrence of the triggering event to ensure timely payment. For purposes of Exhibit A, the term "effective date" means the Executive's last day of employment.

     For purposes of this Article 5, the Executive will be deemed to be continuously employed by the Company or any affiliate of the Company if the Executive is re-employed by the Company or an affiliate of the Company within four weeks of the date the Executive's employment first ceased.

                                   ARTICLE VI
                                   BENEFICIARY

     The Executive will have the right to designate a beneficiary who, in the event of the Executive's death prior to the payment of any or all of the Deferred Compensation pursuant to this Agreement, will receive the unpaid Deferred Compensation. Such designation will be made by the Executive on the form attached hereto. The Executive may, at any time, change or revoke such designation by


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written notice to the Director, Compensation and Benefits.

                                   ARTICLE VII
                               DEATH OF EXECUTIVE

7.1 30 day payment period. If the Executive dies prior to the receipt of any or all of the Deferred Compensation, no Deferred Compensation will be paid for a period of thirty days from the date the Director, Compensation and Benefits, receives written notice of the Executive's death. As soon as practical following such thirty-day period, the unpaid Deferred Compensation will be paid to the designated beneficiary in a lump sum.

7.2 Payment to Contingent Beneficiary.If the designated beneficiary predeceases the Executive, the unpaid Deferred Compensation will be paid to the contingent beneficiary, if living, or the Executive's estate in a lump sum as soon as practical.If the designated beneficiary dies after the Executive but prior to the payment of the Deferred Compensation and has not elected to receive such Deferred Compensation, no Deferred Compensation will be paid for a period of thirty days from the date the Director, Compensation and Benefits receives written notice of the death of the designated beneficiary. The Deferred Compensation plus accrued interest will then be paid to the contingent beneficiary or, if the contingent beneficiary does not survive the Executive, the estate of the designated beneficiary in a lump sum as soon as practical.

                                  ARTICLE VIII
                              PAYMENT UPON HARDSHIP

     The Company will pay to the Executive during the term of the Executive's employment that portion of the Deferred Compensation that will be necessary to meet a financial hardship arising from an unforeseen emergency. For purposes of this Article 8, such emergency payment will be made only in instances of hardship arising from an unanticipated emergency that is caused by an event beyond the control of the Executive and that would result in severe financial hardship to the Executive if early withdrawal were not permitted. Any early withdrawal approved by the Human Resources Committee is limited to the amount necessary to meet the emergency. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:

     (a) through reimbursement or compensation by insurance or otherwise,

     (b) by liquidation of the Executive's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

     (c) by cessation of deferrals under this Agreement.

Examples of what are not considered to be unforeseeable emergencies include the need to send an Executive's child to college or the desire to purchase a home. The Executive will apply to the Human Resources Committee for any emergency payment under this Article 8 and will furnish to the Human Resources Committee such information as the Executive deems appropriate and as the Company and




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counsel for the Company deem necessary and appropriate to make such determination. The determination of the Human Resources Committee as to whether a payment is warranted under this Article 8, and the amount of such payment, will be conclusive and binding on the Executive and Company.

                                   ARTICLE IX
                                    CREDITORS

 9.1 No Set Aside of Funds. The Deferred Compensation will be paid out of the general funds of the Company and no funds will be set aside therefor. The Deferred Compensation will be subject to the claims of the Company's general creditors. The Executive will have the status of a general unsecured creditor of the Company and this Agreement constitutes a mere promise by the Company to make Deferred Compensation payments in the future. It is the intention of the parties that this Agreement is to be unfunded for tax purposes and for purposes of Title I of ERISA.

 9.2 No Assignment. Any right under this Agreement to receive Deferred Compensation will not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Executive or the Executive's beneficiary. Any attempted assignment will be null and void.

                                    ARTICLE X
                                   OTHER PLANS

     Any amount of salary deferred pursuant to this Agreement will be included in the Executive's compensation base for purposes of determining entitlements under the First American Corporation Supplemental Executive Retirement Program, the Life Insurance Plan and Short and Long Term Disability Plans. Salary deferred under this Agreement will not be eligible for deferral under the FIRST Plan.

                                   ARTICLE XI
                                  MISCELLANEOUS

11.1 Not an Employment Agreement. The Executive and the Company acknowledge that this Agreement is not an employment agreement between the Executive and the Company, and the Company and the Executive each have the right to terminate the Executive's employment at any time for any reason, unless there is a written employment agreement to the contrary.

11.2. Binding Effect. This Agreement will be binding upon any successor to the Company by merger, consolidation, purchase or otherwise.

11.3. Entire Agreement. This Agreement, together with the Executive's beneficiary designation, constitutes the entire agreement between the Company and the Executive regarding the Deferred Compensation and will not be modified except upon the written agreement of the Company and the Executive.




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11.4.    Governance.  This Agreement will be governed in accordance with the laws of the State of Tennessee.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


---------------------------
     Executive

---------------------------
     Social Security Number

FIRST AMERICAN CORPORATION

     By:
        --------------------------------------------
                     Martin E. Simmons
                        Executive Vice President-Administration,
                        General Counsel, and Corporate Secretary




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                                    EXHIBIT A


                          TO SALARY DEFERRAL AGREEMENT
                            DATED AS OF _______, 1996


INSTRUCTIONS: Select one (1) Method of Payment and one (1) Commencement date for each event listed and then initial the Exhibit where indicated. The "FIXED DATE" event is optional and should not be completed unless some form of distribution is desired prior to retirement or termination.

                                          EVENT TRIGGERING PAYMENT
                                          ------------------------

                                             Early Retirement
                                             ----------------

---------------------------------------------------------------------------------------------------------------
                     METHOD OF PAYMENT                                         COMMENCEMENT DATE
---------------------------------------------------------------------------------------------------------------
[ ]   Lump Sum = deferred amount plus accrued              [ ]   February 1 of the year following effective
      interest.                                                  date of early retirement.

[ ]   Annual Installments                                  [ ]   February 1 of the year following a fixed date
      Select 2-10:  =                                            after early retirement.  Insert year:
      account balance plus interest credited
      thereto divided by number of installments
      outstanding.
---------------------------------------------------------------------------------------------------------------


                                                 Normal Retirement
                                                 -----------------

---------------------------------------------------------------------------------------------------------------
                     METHOD OF PAYMENT                                         COMMENCEMENT DATE
---------------------------------------------------------------------------------------------------------------
[ ]   Lump Sum = deferred amount plus accrued              [ ]   February 1 of the year following effective
      interest.                                                  date of normal retirement.

[ ]   Annual Installments                                  [ ]   February 1 of the year following a fixed date
      Select 2-10: =                                             after normal retirement.  Insert year:
      account balance plus interest credited
      thereto divided by number of installments
      outstanding.
-----------------------------------------------------------------------------------------------------------



                                                          Executive's Initials



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



                                             EVENT TRIGGERING PAYMENT
                                             ------------------------

                                       Voluntary or Involuntary Termination
                                       ------------------------------------

---------------------------------------------------------------------------------------------------------------
                     METHOD OF PAYMENT                                         COMMENCEMENT DATE
---------------------------------------------------------------------------------------------------------------
[ ]   Lump Sum = deferred amount plus accrued              [ ]   February 1 of the year following effective
      interest.                                                  date of voluntary or involuntary termination.

[ ]   Annual Installments                                  [ ]   February 1 of the year following a fixed date
      Select 2-10:  =                                            after voluntary or involuntary termination.
      account balance plus interest credited                     Insert year:
      thereto divided by number of installments
      outstanding.
---------------------------------------------------------------------------------------------------------------


                                              Disability Termination
                                              ----------------------

---------------------------------------------------------------------------------------------------------------
                     METHOD OF PAYMENT                                         COMMENCEMENT DATE
---------------------------------------------------------------------------------------------------------------
[ ]   Lump Sum = deferred amount plus accrued              [ ]   February 1 of the year following effective
      interest.                                                  date of disability termination.

[ ]   Annual Installments                                  [ ]   February 1 of the year following a fixed date
      Select 2-10:  =                                            after disability termination.  Insert year:
      account balance plus interest credited
      thereto divided by number of installments
      outstanding.
---------------------------------------------------------------------------------------------------------------




                                                           Executive's Initials



THE TERM "EFFECTIVE DATE" MEANS THE EXECUTIVE'S LAST DAY OF EMPLOYMENT.




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

                                             EVENT TRIGGERING PAYMENT
                                             ------------------------

                                                    Fixed Date
                                                    ----------
                                              Full Payment (Optional)

---------------------------------------------------------------------------------------------------------------
                     METHOD OF PAYMENT                                         COMMENCEMENT DATE
---------------------------------------------------------------------------------------------------------------
[ ]   Lump Sum = deferred amount plus accrued               [ ]  February 1 following fixed date.  Insert year:
      interest.                                                  2001

[ ]   Annual Installments
      Select 2-10:5=
      account balance plus interest credited thereto divided by number of installments outstanding.
---------------------------------------------------------------------------------------------------------------


                                                    Fixed Date
                                                    ----------
                                            Partial Payment (Optional)

---------------------------------------------------------------------------------------------------------------
                     METHOD OF PAYMENT                                         COMMENCEMENT DATE
---------------------------------------------------------------------------------------------------------------
[ ]   Lump Sum = partial payment amount with               [ ]   February 1 following fixed date.  Insert year:
      the remainder to be paid as indicated by the
      first appropriate event triggering payment.
                                                           Amount:  $                 or              %
[ ]   Annual Installments
      Select 2-10: = payment amount divided by number of installments outstanding with the remainder to be paid as indicated by the first appropriate event triggering payment.
---------------------------------------------------------------------------------------------------------------


                                                          Executive's Initials




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